WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Sep-97                                     15-Sep-97
Preceding Report Date    15-Aug-97                                       8:54 AM
Prepared by              Linda Lauderdale

--------------------------------------------------------------------------------------------------------
A. MONTHLY RECEIVABLES ACTIVITY

                                                    HOME FASHIONS         ALAMAC             TOTAL
1.     BEGINNING MONTHLY RECEIVABLES BALANCE                                            257,745,413.56

2.     Plus:  Invoices                            134,875,699.94      15,270,230.60     150,145,930.54

3.     Less:  Cash Collections                                                         (134,985,992.47)

4a.    Less:  Cash Discounts                         (226,965.95)        (44,070.55)       (271,036.50)
4b.    Less:  Returns & Allowances                 (2,575,012.90)       (248,970.24)     (2,823,983.14)
4c.    Less:  Other Credits                          (173,086.54)            573.88        (172,512.66)
              --------------------------------   ---------------     --------------   ----------------
4d.           Total Dilution                       (2,975,065.39)       (292,466.91)     (3,267,532.30)

5.     Less:  Advertising Credits                  (3,243,205.87)              0.00      (3,243,205.87)

6.     Less:  Net Write-Offs                       (1,061,957.18)              0.00      (1,061,957.18)

7.     Less:  Miscellaneous                                                                 190,294.58
                                                                                      ----------------

8.     ENDING MONTHLY RECEIVABLES BALANCE                                               265,522,950.86
                                                                                      ================

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
B.  TURNOVER DAYS

1.     Turnover Days  =   ( a  +  b )  /  2   x   ( 30  /  c )
                                                                                    HOME FASHIONS        ALAMAC

 (a).  Aggregate Receivables Balance as of beginning of immediately preceding      219,765,713.20       37,979,700.36
          Calculation Period

 (b).  Aggregate Receivables Balance as of most recent Cut-Off Date                232,001,416.32       33,521,534.54

 (c).  Aggregate Receivables generated during preceding Calculation Period         134,875,699.94       15,270,230.60
           (see A.2)

                                                                                 ----------------     ---------------
2.     TURNOVER DAYS (TD)                                                                   50.20               70.20
                                                                                 ----------------     ---------------

                                                                                                      ---------------
3.     COMBINED TURNOVER DAYS                                                                                   52.30
                                                                                                      ---------------
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
C.  INVESTOR CERTIFICATES AND  PURCHASED INTERESTS

1.     INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):          3.  INVESTOR INVESTED AMOUNT ON THE DATE OF
                                                                                ISSUANCE (SERIES 1994-1 CERTIFICATES) :
       Investor Revolving Certificates                    0.00
       Class A Fixed Principal Certificates     115,000,000.00              Class A Fixed Principal Certificates    115,000,000.00
       Class B Fixed Principal Certificates      18,000,000.00              Class B Fixed Principal Certificates     18,000,000.00
       Purchased Interests                                0.00
       -------------------                    ----------------                                                    ----------------
       Investor Invested Amount                 133,000,000.00              Investor Invested Amount                133,000,000.00
                                              ================                                                    ================

2.     INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):                    4.  AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
                                                                               (AS OF MOST RECENT CUT-OFF DATE):
       Investor Revolv. Cert.                             0.00%
       Class A Fixed Principal Certificates               5.90%                Principle Funding Account Balance              0.00
       Class B Fixed Principal Certificates               6.20%                                                   ================
       Purchased Interests                                0.00%
       -------------------                    ----------------             5.  WPS REVOLVING CERTIFICATE AMOUNT
       Weighted Avg. Interest Rate                        5.94%
                                              ================                 (AS OF MOST RECENT CUT-OFF DATE):


                                                                               WPS Revolving Certificate Amount      14,152,748.21
                                                                                                                  ================
----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Sep-97                                     15-Sep-97
Preceding Report Date    15-Aug-97                                       8:54 AM
Prepared by              Linda Lauderdale

                                                                         page 2
================================================================================
--------------------------------------------------------------------------------

D.  LOSS RESERVE RATIOS

I.  CLASS B

       LOSS RESERVE RATIO  2.0    x     a     x    ( b  /  c )    x     d
       where:
       (a)    highest 3-mon. average over the past 12 months of the "Aged
              Receivables Ratio" ending on most recent Cut-Off Date   (see Schedule A)                              0.42%
       (b)    sum of total Receivables generated over past 4 months  (see Schedule A)                     596,266,046.80
       (c)    Balance of Eligible Receivables at most recent Cut-Off Date
                (see Daily Report for most recent Cut-Off Date)                                           220,982,014.09
       (d)    "Payment Term Variable"   (see below)                                                                1.000

               Payment Term Variable, calculated with respect to each division, shall equal (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c) 1.125, if such weighted average payment terms are 45 to 49 days, (d) 1.25, if such weighted average payment terms are 50 to 59 days, and (e)
               1.375 if the weighted average payment terms are 60 to 69 days.
               (also see Definitions.)

                                                                                                    --------------------
1.     LOSS RESERVE RATIO   (CLASS B ONLY)                                                                          2.27%
                                                                                                    --------------------



II.  CLASS A

       LOSS RESERVE RATIO = 2.5    x     a     x    ( b  /  c )    x     d
       where: (a), (b), (c) and (d) are defined and provided above.
                                                                                                    --------------------
2.     LOSS RESERVE RATIO   (CLASS A ONLY)                                                                          2.83%
                                                                                                    --------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
E.  DILUTION RESERVE RATIOS

I.  CLASS B

       DILUTION RESERVE RATIO=  [( 2.0 x a ) + (( b - a )  x  ( b  /  a )) ] x ( c / d )

       (a)    average of "Dilution Ratios" over the past 12 months  (see Schedule B)                                2.44%
       (b)    highest 2-month  "Dilution Ratio" over the past 12 months  (see Schedule B)                           3.06%
       (c)    total sales over the past 2 months  (see Schedule B)                                        321,064,521.11
       (d)    Balance of  Eligible Receivables at most recent Cut-Off Date (see D.1(c))                   220,982,014.09



                                                                                                    --------------------
1.     DILUTION RESERVE RATIO  (CLASS B ONLY)                                                                       8.22%
                                                                                                    --------------------


II.  CLASS A

       DILUTION RESERVE RATIO= [( 2.5 x a ) + (( b - a ) x ( b / a ))] x (c / d ) where: (a), (b), (c) and (d) are defined and provided above.


                                                                                                    ------------------
2.     DILUTION RESERVE RATIO  (CLASS A ONLY)                                                                    10.00%
                                                                                                    ------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Sep-97                                     15-Sep-97
Preceding Report Date    15-Aug-97                                       8:54 AM
Prepared by              Linda Lauderdale


                                                                         page 3
================================================================================
--------------------------------------------------------------------------------

F. APPLICABLE RESERVE RATIO
1.     Minimum Required Reserve Ratio                                                                              14.00% (1)
2.     Sum of Required Reserve Ratios (for Class B):
              Loss Reserve Ratio  (see D.1)                                                                         2.27%
              Dilution Reserve Ratio  (see E.1)                                                                     8.22%
                                                                                                                   ------
                                                                                                                   10.49% (2)

3.     10% plus the product of (i) and (ii) where:                                                                 10.00%
       (i) average of "Dilution Ratios" over last 12 mos.    (see E.1(a))                                           2.44%
       multiplied by:

       (ii)       Invoices generated over latest 2 months                =            321,064,521.11
              -------------------------------------------------                   ------------------
                       Unpaid Balance of Receivables                                  265,522,950.86                1.21
                                                                                                                    ----
                                                                                                                   12.95% (3)


4.     APPLICABLE RESERVE RATIO   *                                                                                14.00%

*  The Applicable Reserve Ratio shall equal the greater of (1) the Minimum
   Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and
   (3) the factor calculated in F.3.

------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
G.  DISCOUNT RATE RESERVE

       ***  THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING
             INFORMATION IS USED IN THAT CALCULATION. ***

1.     Carrying Costs estimated to accrue over the next  Calculation Period                                 1,042,000.00
       (excluding interest on the WPS Finco Note)

------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
H.  GENERAL INFORMATION

1.     Servicer's Fee for the most recent Calculation Period                                                  359,496.82
                                                                                                      ==================



2.     Trustee's Fee for the most recent Calculation Period                                                     1,416.67
                                                                                                      ==================



3.     Accumulated amount paid to the Sellers for reinvestment in new Receivables
       during the revolving period for Series 1994-1 Certificates (inception to liquidation)            5,859,324,689.32
                                                                                                      ==================

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Sep-97                                     15-Sep-97
Preceding Report Date    15-Aug-97                                       8:54 AM
Prepared by              Linda Lauderdale



                                                                         page 4
================================================================================
--------------------------------------------------------------------------------

I.  LOSS TO LIQUIDATION RATIO

1.   Receivables (net of recoveries) that were written off as uncollectible
     (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
     ----------------------------------------------------------------

                                                                     HOME FASHIONS            ALAMAC               TOTAL
               Preceding Calculation Period (see A.6)                 1,061,957.18              0.00        1,061,957.18
               2nd Preceding Calculation Period                          19,955.35              0.00           19,955.35
               3rd Preceding Calculation Period                          59,196.98         22,772.73           81,969.71

 2.     Total Cash Collections
        ------------------------
               Preceding Calculation Period (see A.3)               115,522,022.38     19,463,970.09      134,985,992.47
               2nd Preceding Calculation Period                     130,448,607.20     23,570,833.51      154,019,440.71
               3rd Preceding Calculation Period                     102,020,872.75     19,427,627.25      121,448,500.00


 4.     Loss to Liquidation Ratio = [3 months total of (1)] / [3 months total of (2)]

                                                                  ----------------   ---------------    ----------------
        LOSS TO LIQUIDATION RATIO  =                                          0.33%             0.04%               0.28%
                                                                  ----------------   ---------------    ----------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
J.  LIQUIDATION EVENTS AND PAYOUT EVENTS

                                                                                                         Number of
 1.     Portfolio-Based Liquidation Events (see 9.01 of PSA):                                          Business Days      Triggered?
                                                                                                       -------------      ----------

   A.   The calculated amount of (i) the difference of (a) sum of the Certificate Calculation Amount            5.00          NO
        plus PI Calculation Amount, and (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount

 2.     Portfolio-Based Payout Events (see Series Supplements):                                             Trigger Percentage
                                                                                                            ------------------
   A.     (Class A Reserves - funds in Special Reserve Acct)      >     Trigger Percentage     40%, if WestPoint Receivables make up
        --------------------------------------------------------                               90% or more of Net Elig. Receivables
                       Net Eligible Receivables                                                35%, on any other day

                                                                                                                              NO

   B.   For the last Business Day of any three consecutive Calculation Periods:

                         (Amt of funds in Equalization Acct and Set Aside Acct)    >          35%          -----              NO
        ---------------------------------------------------------------------------
          Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)


 3.     Other Liquidation Events:
                                ---------------
               Triggered ?            NO
                                ---------------
               If yes, explain below.

 4.     Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

                                ---------------
               Triggered ?            NO
                                ---------------

               If yes, explain below.

------------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Sep-97                                     15-Sep-97
Preceding Report Date    15-Aug-97                                       8:54 AM
Prepared by              Linda Lauderdale



                                                                         page 5
================================================================================
--------------------------------------------------------------------------------

K.  DISCOUNT RATE
1.     Discount Rate  = 12    x    a    /    b

(a)    Carrying Costs accrued during the most recent Calculation Period                 1,305,000.00
           (including WPS Finco Note interest)

(b)    Aggregate Unpaid Balance of all Receivables as of the most recent              265,522,950.86
       Cut-off Date  (see A.8)

                                                                                    ----------------
2.     DISCOUNT RATE                                                                            5.90%
                                                                                    ----------------
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
L.     PURCHASE PRICE PERCENTAGE                 (See Section 2.2 of RPA)
                                                                                       HOME FASHIONS               ALAMAC
                                                                                       -------------               ------

1.     Turnover Days (TD)   (see B.2)                                                          50.20               70.20
       ------------------------------

2.     Profit Discount                                                                          0.20%               0.20%

3.     Purchase Discount Reserve Ratio  (PDRR)

       PDRR =    ( TD / 360  x  Discount Rate )  +  Profit Discount   =                         1.02%               1.35%

4.     Loss to Liquidation Ratio  (LLR)     (see I.4)                                           0.33%               0.04%

5.     Purchase Price Percentage  (PPP)

       PPP =  100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio)  =                      98.65%              98.61%

                                                                                    ----------------  ------------------
6.     PURCHASE PRICE PERCENTAGE                                                               98.65%              98.61%
                                                                                    ----------------  ------------------

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
M.  DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.     Total amount distributed in the preceding Calculation Period                  $ AMOUNT         INTEREST RATE
                                                                                  ----------------  ------------------

              (A)   Class A Certificateholders                                            589,957.99       N/A
              (B)   Class B Certificateholders                                             96,991.25       N/A
              (C)   Investor Revolving Certificateholders (non-use fees not incl)               0.00       N/A

2.     Total amount allocable to Interest and Interest Rate

              (A)   Class A Certificateholders                                            589,957.99         5.9575%
              (B)   Class B Certificateholders                                             96,991.25         6.2575%
              (C)   Investor Revolving Certificateholders (non-use fees not incl)               0.00         0.0000%

3.     Total amount allocable to Principle

              (A)   Class A Certificateholders                                                  0.00       N/A
              (B)   Class B Certificateholders                                                  0.00       N/A
              (C)   Investor Revolving Certificateholders                                       0.00       N/A


-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Sep-97                                     15-Sep-97
Preceding Report Date    15-Aug-97                                       8:54 AM
Prepared by              Linda Lauderdale



                                                                         page 6
================================================================================
--------------------------------------------------------------------------------

 N.  DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                                       Dollar Amount    % Ending Rec Bal
                                                                                     ----------------  ------------------
 1.     Delinquent   1 -  30 days                                                       11,812,354.11                4.45%
        Delinquent  31 -  60 days                                                        1,970,031.06                0.74%
        Delinquent  61 -  90 days                                                          537,885.93                0.20%
        Delinquent  91 - 120 days                                                          474,731.81                0.18%
        Delinquent  over  120 days                                                       2,452,316.23                0.92%
                                                                                     ----------------  ------------------

        Total Delinquent Balance                                                        17,247,319.14                6.50%

 2.     Ending Monthly Receivables Balance  (see A.8)                 265,522,950.86

 ----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
 AGED RECEIVABLES RATIO                                                                                                 SCHEDULE A

                                         91 TO
                                        120 DAYS
                                        PAST DUE                           SALES
                                       ----------                     --------------

 PRECEDING CUT-OFF DATE                474,731.81                     150,145,930.54
 2ND PREC. CUT-OFF DATE                222,336.53                     170,918,590.57
 3RD PREC. CUT-OFF DATE                267,528.58                     149,862,468.90
 4TH PREC. CUT-OFF DATE                414,992.31                     125,339,056.79
 5TH PREC. CUT-OFF DATE                768,531.04                     161,859,337.64


 AGED RECEIVABLES RATIO    =    Rec. 91 to 120 days past due as of Prec Calc  Pd
                                plus write-offs per Aged Receiv. Ratio definition*         =                   474,731.81
                                --------------------------------------------------                     ------------------
                                           Sales in month 4 mos. prior                                     161,859,337.64


                                ---------------
                         =                 0.29%
                                ---------------

 *  see "Definitions" for further explanation

 AGED RECEIVABLES RATIO:
 -----------------------

 Preceding Calculation Period (from above)                                                                           0.29%
 2nd Preceding Calculation Period (from preceding Settlement Statement)                                              0.17%
 3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                                          0.21%

 PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                                                         0.22%
  2nd preceding month's  3-month average of Aged Receivables Ratio                                                   0.22%
  3rd                    "                                                                                           0.37%
  4th                    "                                                                                           0.42%
  5th                    "                                                                                           0.38%
  6th                    "                                                                                           0.31%
  7th                    "                                                                                           0.29%
  8th                    "                                                                                           0.30%
  9th                    "                                                                                           0.21%
  10th                   "                                                                                           0.21%
  11th                   "                                                                                           0.22%
  12th                   "                                                                                           0.25%


                                                                                                       ------------------
 HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                         0.42%
                                                                                                       ------------------

 ----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Sep-97                                     15-Sep-97
Preceding Report Date    15-Aug-97                                       8:54 AM
Prepared by              Linda Lauderdale



                                                                         page 7
================================================================================
--------------------------------------------------------------------------------

DILUTION RATIO                                                                                                         SCHEDULE B

       Dilution Ratio   =         Total Dilution in Calculation Period
                        ---------------------------------------------------------
                              Sales in month two Calculation Periods prior                                             2-MON. AVG
                                                                                                                         OF THE
                                     DILUTION                            SALES                    DILUTION RATIO     DILUTION RATIO
                                     --------                            -----                    --------------     --------------
PRECEDING CUT-OFF DATE              3,267,532.30                     150,145,930.54                    2.18%            2.72%
2ND PREC. CUT-OFF DATE              4,206,910.71                     170,918,590.57                    3.36%            2.70%
3RD PREC. CUT-OFF DATE              3,555,794.19                     149,862,468.90                    2.20%            2.46%
4TH PREC. CUT-OFF DATE              3,751,396.74                     125,339,056.79                    2.79%            2.94%
5TH PREC. CUT-OFF DATE              4,023,258.04                     161,859,337.64                    3.11%            3.06%
6TH PREC. CUT-OFF DATE              4,318,603.59                     134,657,634.52                    3.02%            2.90%
7TH PREC. CUT-OFF DATE              3,435,369.48                     129,472,584.88                    2.77%            2.56%
8TH PREC. CUT-OFF DATE              3,105,369.96                     143,210,309.77                    2.36%            2.06%
9TH PREC. CUT-OFF DATE              3,366,316.15                     123,839,319.24                    1.84%            1.84%
10TH PREC. CUT-OFF DATE             2,575,683.11                     131,771,603.00                    1.84%            2.07%
11TH PREC. CUT-OFF DATE             3,450,695.00                     182,978,539.65                    2.29%            1.93%
12TH PREC. CUT-OFF DATE             2,445,581.77                     139,816,809.55                    1.58%            1.85%
13TH PREC. CUT-OFF DATE             2,926,509.01                     150,740,100.48
14TH PREC. CUT-OFF DATE             3,217,459.28                     155,240,862.90
15TH PREC. CUT-OFF DATE             3,536,487.28                     135,678,578.17
16TH PREC. CUT-OFF DATE             2,791,631.38                     121,499,827.00

                                                                                               ------------
AVERAGE OVER PAST 12 MONTHS                                                                            2.44%
                                                                                               ------------

                                                                                                                   ---------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                             3.06%
                                                                                                                   ---------


WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Sep-97                                     15-Sep-97
Preceding Report Date    15-Aug-97                                       8:54 AM
Prepared by              Linda Lauderdale



                                                                         page 8
================================================================================
--------------------------------------------------------------------------------

AVAILABLE SUBORDINATION AMOUNT     (CALCULATE DURING LIQUIDATION PERIOD)                                               SCHEDULE C
A.  On Liquidation Commencement Date

1.     Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day                    0.00
2.     Less:  Certificate Calculation Amount as of next preceding Business Day                                      0.00
3.     Less:  PI Calculation Amount as of next preceding Business Day                                               0.00
4.     Plus:  Balance of deposit in Equalization Account at end of next preceding Business Day                      0.00
5.     Less:  Discount Rate Reserve as of next preceding Business Day                                               0.00
                                                                                                      ------------------
6.     AVAILABLE SUBORDINATION AMOUNT                                                                               0.00

B. On each Settlement Date after the Liquidation Commencement Date

1.     Available Subordination Amount as calculated on next preceding Settlement Date                               0.00
2.     Less:  Charge-off Amount (if positive) for most recently ended Calculation Period                            0.00
3.     Plus:  Net Recoveries (if positive) for most recently ended Calculation Period                               0.00
                                                                                                      ------------------
4.     AVAILABLE SUBORDINATION AMOUNT                                                                               0.00

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
ALLOCABLE CHARGED-OFF AMOUNT    (CALCULATE DURING LIQUIDATION PERIOD)                                                  SCHEDULE D

A.     If Available Subordination Amount is greater than zero, the Allocable Charged-off Amount equals 0.

B.     On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
         Allocable Charged-off Amount equals (1) minus (2), if positive:

       1.     Charged-off Amount for most recently ended Calculation Period                                         0.00
       2.     Available Subordination Amount as of next preceding Settlement Date                                   0.00
                                                                                                      ------------------
                        Allocable Charged-off Amount                                                                0.00

C.     On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
         Charged-off Amount (if positive) for the most recently ended Calculation Period.

Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
       1. WPSF Allocation Percentage                         0.00
       2. Allocable Charged-off Amount                       0.00
                                                        ---------
       3. WPSF allocation (1) x (2)                                ----- >>                                                  0.00

Second, to the Investor Certificates and Purchased Interests:

       (i)  to the Subordinated Classes and Subordinated Purchased Interests,in accordance to their respective Class         0.00
            Allocation Percentages, until their respective Class Invested Amounts and PI Invested Amountshave been reduced to 0

       (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their respective Class  Allocation        0.00
            Percentages, until their respective Class Invested Amounts have been reduced to 0.                           --------
                                                                                                                             0.00

-----------------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLE MASTER TRUST                   SETTLEMENT STATEMENT

Report Date                               15-Sep-97                    15-Sep-97
Preceding Report Date                     15-Aug-97                     08:54 am
Prepared by                        Linda Lauderdale



============================================================================================================================
                                                                                                                      page 9
----------------------------------------------------------------------------------------------------------------------------

NET RECOVERIES    (CALCULATE DURING LIQUIDATION PERIOD)                                              SCHEDULE E


A.  If Available Subordination Amount is greater than zero, the allocable Net Recoveries equals 0.

B.  Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding
    Classes of Investor Certificates outstanding Purchased Interests and the WPSF Revolving
    Certificate as follows:

First, to WPSF Revolving Certificate:
    1.   WPSF Allocation Percen              0.00
    2.   Total Net Recoveries                0.00
    3.   WPSF allocation (1) x (2)     ----------
                                                  -------  >>                                                     0.00

Second, to the Investor Certificates and Purchased Interests:

    (i)   to the Senior Classes and Senior Purchased Interests, in accordance to their respect                    0.00
          Percentages, until all previous reductions to their respective Class Invested Amounts and PI
          Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated

    (ii)  to the Subordinated Classes and Subordinated Purchased Interests, in accordance to                      0.00
          Percentages, until all previous reductions to their respective Class Invested Amounts and PI
          Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated
                                                                                                            ----------
                                                                                                                  0.00
----------------------------------------------------------------------------------------------------------------------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                 SETTLEMENT STATEMENT

Report Date              15-Sep-97                                     15-Sep-97
Preceding Report Date    15-Aug-97                                       8:54 AM
Prepared by              Linda Lauderdale

                     INFORMATION FOR SETTLEMENT STATEMENT

                                SEPTEMBER 1997

G(1).   ESTIMATED CARRYING COSTS TO ACCRUE:                    8/31-9/27
                                                              -----------

INTEREST: /360   # DAYS    INT RATE       CERT. AMOUNT                       CALC. INTEREST
                                                                             --------------
       360        18        5.8950%       115,000,000.00        8/31-9/17      338,962.50
       360        18        6.1950%        18,000,000.00        8/31-9/17       55,755.00
       360        10        5.9575%       115,000,000.00        8/18-9/27      190,309.03
       360        10        6.2575%        18,000,000.00        9/18-9/27       31,287.50
       360                                                                           0.00
       360                                                                           0.00
       360                                                                           0.00
       360                                                                           0.00
                                                                            -------------
                                                                               616,314.03


NON-USE: /360    # DAYS    INT RATE       UNUSED AMT.                         CALC. FEE
                                                                            -------------
       360        28        0.3000%        27,000,000.00       8/31-9/27         6,300.00
                                                              -----------
       360                                                                           0.00
       360                                                                           0.00
       360                                                                           0.00
       360                                                                           0.00
       360                                                                           0.00
       360                                                                           0.00
       360                                                                           0.00
                                                                             ------------
                                                                                 6,300.00


CURRENT MONTH SERVICE FEE:  (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF
     PRECEDING CALC PERIOD DIVIDED BY 12)

                                                  ENDING A/R                   CALC. FEE
                                               ----------------              ------------

     2.00%        12                       251,335,831.93 (8/4/97)             418,893.05


TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE                  -------------
     (ROUNDED TO 000)            PLUS SERVICE FEE)                           1,042,000.00
                                                                            -------------

                     INFORMATION FOR SETTLEMENT STATEMENT


                                SEPTEMBER 1997


I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND ALAMAC

                                H. FASHIONS             ALAMAC                TOTAL
                                -----------             ------                -----
BEGINNING A/R                   219,765,713.20          37,979,700.36         257,745,413.56
SALES                           134,875,699.94          15,270,230.60         150,145,930.54
COLLECTIONS**                 [(115,522,022.38)        (19,463,970.09)]      (134,985,992.47)
DILUTION                         (2,975,065.39)           (292,466.91)         (3,267,532.30)
ADVERTISING                      (3,243,205.87)                  0.00          (3,243,205.87)
WRITE-OFFS                       (1,061,957.18)                  0.00          (1,061,957.18)
MISC.*                              162,254.00              28,040.58             190,294.58
---------------               ----------------        ---------------        ---------------
ENDING A/R                      232,001,416.32          33,521,534.54         265,522,950.86

                     OK               OK              OK

*   SPLIT BETWEEN H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

**  FORCE

K(1)(A).  CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
          (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

                INTEREST                        617,468.54
                NON-USE FEE                       6,300.00
                SERVICE FEE                     359,496.82
                FINCO NOTE INTEREST             321,757.11
                -------------------          -------------

                TOTAL (ROUNDED TO 000)       [1,305,000.00]

                          A/R BALANCE BY TERMS TYPE                    @ 8/30/97

                                               A/R Amount
                      ----------------------------------------------------------------
                                                      A/R AMOUNT
DIVISION                30 DAYS            60 DAYS         OTHER             TOTAL
--------              ----------------------------------------------------------------
ALAMAC                457,111.60       32,758,809.37       305,613.57      33,521.534.54


% TO TOTAL                 1.36%              97.72%            0.91%


HOME FASHIONS     187,006,575.52       32,124,854.29    12,869,986.51     232,001,416.32

% TO TOTAL                80.61%              13.85%            5.55%


TOTAL             187,463,687.12       64,883,663.66    13,175,600.08     265,522,950.86

% TO TOTAL                70.60%              24.44%            4.96%

              WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES


30 DAYS        % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30              22.67
60 DAYS        % TO TOTAL FOR 60 DAYS TIMES 60                         14.66
                                                                      ------
                                                                       37.33
                                                                      ======

TOTAL WEIGHTED AVERAGE PAYMENT TERMS

                            [PAYMENT TERM VARIABLE]


IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS <40, USE 1.00               [1.00]
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 AND <50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375



           ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE


                                                OVERDUE POSITION
             TOTAL        -----------------------------------------------------------------------------------------------------
DIVISION   RECEIVABLE               TOTAL           TO 30 DAYS      31-60 DAYS       61-90 DAYS    91-120 DAYS    OVER 120 DAYS
                          -----------------------------------------------------------------------------------------------------
HOME FASH.  229,400,686.61     14,507,913.56      10,241,443.37    1,644,618.68      479,246.52     435,610.41    1,706,994.58
ALAMAC       33,521,534.54      2,232,064.58       1,390,465.90      218,171.07        9,895.85       8,283.78      605,247.98
CORPORATE     2,600,729.71        507,341.00         180,444.84      107,241.31       48,743.56      30,837.62      140,073.67
           --------------------------------------------------------------------------------------------------------------------

           --------------------------------------------------------------------------------------------------------------------
TOTAL       265,522,950.86     17,247,319.14      11,812,354.11    1,970,031.06      537,885.93     474,731.81    2,452,316.23
           --------------------------------------------------------------------------------------------------------------------

                         [WESTPOINT STEVENS LETTERHEAD]


                                                              September 15, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of September, 1997.

                             WESTPOINT STEVENS INC.



                             By: /s/ Craig J. Berlin
                                ---------------------
                                Craig J. Berlin
                                Corporate Credit Director
                                Senior Credit Officer

CJB/zkp